UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 2006

EMPIRE FINANCIAL HOLDING COMPANY

(Exact name of Registrant as specified in its charter)

Florida	1-31292	56-3627212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2170 West State Road 434,

Suite 100

Longwood, FL 32779

(Address Of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code 407-774-1300

_____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed a Certificate of Amendment to its Articles of Incorporation (“Amendment”) with the Secretary of State of the State of Florida, effective February 24, 2006. The Amendment was filed to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Series E Convertible Preferred Stock from 10,000 to 13,333.

A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Amendment increasing the number of authorized shares of the Company’s Series E Convertible Preferred Stock, effective February 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Empire Financial Holding Company

Dated: February 28, 2006	By:	/s/ Donald A. Wojnowski, Jr.
Donald A. Wojnowski, Jr.
President